SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
Entity [Line Items]
Consolidation
Our consolidated financial statements include the accounts of ONEOK and our subsidiaries over which we have control or are the primary beneficiary.  We have recorded noncontrolling interests in consolidated subsidiaries on our Consolidated Balance Sheets to recognize the portion of ONEOK Partners that we do not own.  We reflected our ownership interest in ONEOK Partners’ accumulated other comprehensive income (loss) in our consolidated accumulated other comprehensive income (loss).  The remaining portion is reflected as an adjustment to noncontrolling interests in consolidated subsidiaries.

ONEOK Partners provides natural gas sales and transportation and storage services to our former natural gas distribution business. Prior to the completion of the energy services wind down, ONEOK Partners provided natural gas sales and transportation and storage services to our energy services business. While these transactions were eliminated in consolidation in previous periods, they are reflected now as affiliate transactions and not eliminated in consolidation for all periods presented as these transactions have continued with third parties. See Note B for additional information.

All other significant intercompany balances and transactions have been eliminated in consolidation. We have recast prior period amounts in the Consolidated Statements of Cash Flows to revise the classification of the excess tax benefit of share-based compensation to financing from operating activities.

Investments in unconsolidated affiliates are accounted for using the equity method if we have the ability to exercise significant influence over operating and financial policies of our investee. Under this method, an investment is carried at its acquisition cost and adjusted each period for contributions made, distributions received and our share of the investee’s comprehensive income. For the investments we account for under the equity method, the premium or excess cost over underlying fair value of net assets is referred to as equity method goodwill. Impairment of equity investments is recorded when the impairments are other than temporary. These amounts are recorded as investments in unconsolidated affiliates on our accompanying Consolidated Balance Sheets. Distributions paid to us from our unconsolidated affiliates are classified as operating activities on our Consolidated Statements of Cash Flows until the cumulative distributions exceed our proportionate share of income from the unconsolidated affiliate since the date of our initial investment.  The amount of cumulative distributions paid to us that exceeds our cumulative proportionate share of income in each period represents a return of investment and is classified as an investing activity on our Consolidated Statements of Cash Flows. See Note O for disclosures of our unconsolidated affiliates.

Use of Estimates
The preparation of our consolidated financial statements and related disclosures in accordance with GAAP requires us to make estimates and assumptions with respect to values or conditions that cannot be known with certainty that affect the reported amount of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements.  These estimates and assumptions also affect the reported amounts of revenue and expenses during the reporting period.  Items that may be estimated include, but are not limited to, the economic useful life of assets, fair value of assets and liabilities, obligations under employee benefit plans, provisions for uncollectible accounts receivable, unbilled revenues for natural gas delivered but for which meters have not been read, gas purchased expense for natural gas purchased but for which no invoice has been received, provision for income taxes, including any deferred tax valuation allowances, the results of litigation and various other recorded or disclosed amounts.

We evaluate these estimates on an ongoing basis using historical experience, consultation with experts and other methods we consider reasonable based on the particular circumstances.  Nevertheless, actual results may differ significantly from the estimates. Any effects on our financial position or results of operations from revisions to these estimates are recorded in the period when the facts that give rise to the revision become known.

Fair Value Measurements
We define fair value as the price that would be received from the sale of an asset or the transfer of a liability in an orderly transaction between market participants at the measurement date.  We use the market and income approaches to determine the fair value of our assets and liabilities and consider the markets in which the transactions are executed. We measure the fair value of a group of financial assets and liabilities consistent with how a market participant would price the net risk exposure at the measurement date.

While many of the contracts in our portfolio are executed in liquid markets where price transparency exists, some contracts are executed in markets for which market prices may exist, but the market may be relatively inactive.  This results in limited price transparency that requires management’s judgment and assumptions to estimate fair values. Inputs into our fair value estimates include commodity-exchange prices, over-the-counter quotes, volatility, historical correlations of pricing data and LIBOR and other liquid money-market instrument rates. We also utilize internally developed basis curves that incorporate observable and unobservable market data. We validate our valuation inputs with third-party information and settlement prices from other sources, where available.

In addition, as prescribed by the income approach, we compute the fair value of our derivative portfolio by discounting the projected future cash flows from our derivative assets and liabilities to present value using interest-rate yields to calculate present-value discount factors derived from LIBOR, Eurodollar futures and interest-rate swaps.  We also take into consideration the potential impact on market prices of liquidating positions in an orderly manner over a reasonable period of time under current market conditions.  We consider current market data in evaluating counterparties’, as well as our own, nonperformance risk, net of collateral, by using specific and sector bond yields and also monitor the credit default swap markets.  Although we use our best estimates to determine the fair value of the derivative contracts we have executed, the ultimate market prices realized could differ from our estimates, and the differences could be material.

The fair value of our forward-starting interest-rate swaps is determined using financial models that incorporate the implied forward LIBOR yield curve for the same period as the future interest-rate swap settlements.

Fair Value Hierarchy - At each balance sheet date, we utilize a fair value hierarchy to classify fair value amounts recognized or disclosed in our financial statements based on the observability of inputs used to estimate such fair value.  The levels of the hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 - Significant observable pricing inputs other than quoted prices included within Level 1 that are, either directly or indirectly, observable as of the reporting date.  Essentially, this represents inputs that are derived principally from or corroborated by observable market data; and

•
Level 3 - May include one or more unobservable inputs that are significant in establishing a fair value estimate.  These unobservable inputs are developed based on the best information available and may include our own internal data.

We recognize transfers into and out of Level 3 as of the end of each reporting period.  Transfers into Level 3 represent existing assets or liabilities that were categorized previously at a higher level for which the unobservable inputs became a more significant portion of the fair value estimates. Transfers out of Level 3 represent existing assets and liabilities that were classified previously as Level 3 for which the observable inputs became a more significant portion of the fair value estimates.

Determining the appropriate classification of our fair value measurements within the fair value hierarchy requires management’s judgment regarding the degree to which market data is observable or corroborated by observable market data. We categorize derivatives for which fair value is determined using multiple inputs within a single level, based on the lowest level input that is significant to the fair value measurement in its entirety.  See Note C for additional disclosures of our fair value measurements.

Cash and Cash Equivalents	Cash equivalents consist of highly liquid investments, which are readily convertible into cash and have original maturities of three months or less.
Revenue Recognition
Our operating segments recognize revenue when services are rendered or product is delivered. ONEOK Partners’ natural gas gathering and processing operations record revenue when gas is processed in or transported through its facilities.  ONEOK Partners’ natural gas liquids operations record revenues based upon contracted services and actual volumes exchanged or stored under service agreements in the period services are provided.  Revenue for ONEOK Partners’ natural gas pipelines and a portion of its natural gas liquids operations is recognized based upon contracted capacity and contracted volumes transported and stored under service agreements in the period services are provided.

Our former natural gas distribution business’s major industrial and commercial natural gas distribution customers were invoiced at the end of each month.  All natural gas distribution residential customers and some commercial customers were invoiced on a cyclical basis throughout the month, and the utilities accrued unbilled revenues at the end of each month. Revenues from our former natural gas distribution business are included in discontinued operations.

Our revenues from sales to our former energy services business’s wholesale customers were accrued in the month of physical delivery based on contracted sales price and estimated volumes.  Demand payments received for requirements contracts were recognized in the period in which the service was provided.  Our fixed-price physical sales were accounted for as derivatives and were recorded at fair value.  See discussion below in “Derivative and Risk Management Activities” for additional information. Revenues from our former energy services business are included in discontinued operations.

Accounts Receivable
Accounts receivable represent valid claims against nonaffiliated customers for products sold or services rendered, net of allowances for doubtful accounts.  We assess the creditworthiness of our counterparties on an ongoing basis and require security, including prepayments and other forms of collateral, when appropriate.  Outstanding customer receivables are reviewed regularly for possible nonpayment indicators and allowances for doubtful accounts are recorded based upon management’s estimate of collectability at each balance sheet date.  At December 31, 2013 and 2012, the allowance for doubtful accounts was not material.

Inventories
The values of current natural gas and NGLs in storage are determined using the lower of weighted-average cost or market method.  Noncurrent natural gas and NGLs are classified as property and valued at cost.  Materials and supplies are valued at average cost.

Commodity Imbalances
Commodity imbalances represent amounts payable or receivable for NGL exchange contracts and natural gas pipeline imbalances and are valued at fair value.  Under the majority of our NGL exchange agreements, we physically receive volumes of unfractionated NGLs, including the risk of loss and legal title to such volumes, from the exchange counterparty.  In turn, we deliver NGL products back to the customer and charge them gathering and fractionation fees. To the extent that the volumes we receive under such agreements differ from those we deliver, we record a net exchange receivable or payable position with the counterparties.  These net exchange receivables and payables are settled with movements of NGL products rather than with cash.  Natural gas pipeline imbalances are settled in cash or in-kind, subject to the terms of the pipelines’ tariffs or by agreement.

Derivatives and Risk Management Activities
We record all derivative instruments at fair value, with the exception of normal purchases and normal sales that are expected to result in physical delivery.  The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, if so, the reason for holding it.

If certain conditions are met, we may elect to designate a derivative instrument as a hedge of exposure to changes in fair values, cash flows or foreign currency.  Certain nontrading derivative transactions, which are economic hedges of our accrual transactions such as our storage and transportation contracts, do not qualify for hedge accounting treatment.

The table below summarizes the various ways in which we account for our derivative instruments and the impact on our consolidated financial statements:

Recognition and Measurement
Accounting Treatment		Balance Sheet		Income Statement
Normal purchases and normal sales	-	Fair value not recorded	-	Change in fair value not recognized in earnings
Mark-to-market	-	Recorded at fair value	-	Change in fair value recognized in earnings
Cash flow hedge	-	Recorded at fair value	-	Ineffective portion of the gain or loss on the derivative instrument is recognized in earnings
	-	Effective portion of the gain or loss on the derivative instrument is reported initially as a component of accumulated other comprehensive income (loss)	-	Effective portion of the gain or loss on the derivative instrument is reclassified out of accumulated other comprehensive income (loss) into earnings when the forecasted transaction affects earnings
Fair value hedge	-	Recorded at fair value	-	The gain or loss on the derivative instrument is recognized in earnings
	-	Change in fair value of the hedged item is recorded as an adjustment to book value	-	Change in fair value of the hedged item is recognized in earnings

We formally document all relationships between hedging instruments and hedged items, as well as risk-management objectives, strategies for undertaking various hedge transactions and methods for assessing and testing correlation and hedge ineffectiveness. We specifically identify the asset, liability, firm commitment or forecasted transaction that has been designated as the hedged item.  We assess the effectiveness of hedging relationships quarterly by performing an effectiveness analysis on our cash flow and fair value hedging relationships to determine whether the hedge relationships are highly effective on a retrospective and prospective basis.  We also document our normal purchases and normal sales transactions that we expect to result in physical delivery and that we elect to exempt from derivative accounting treatment.

The presentation of settled derivative instruments on either a gross or net basis in our Consolidated Statements of Income is dependent on the relevant facts and circumstances of our different types of activities rather than based solely on the terms of the individual contracts.  All financially settled derivative instruments, as well as derivative instruments considered held for trading purposes that result in physical delivery, are reported on a net basis in revenues in our Consolidated Statements of Income.  The realized revenues and purchase costs of derivative instruments that are not considered held for trading purposes and nonderivative contracts are reported on a gross basis.  Derivatives that qualify as normal purchases or normal sales that are expected to result in physical delivery are also reported on a gross basis.

Income from discontinued operations in our Consolidated Statements of Income includes revenues from financial trading margins, as well as certain physical natural gas transactions with our trading counterparties. Revenues and cost of sales and fuel from such physical transactions are reported on a net basis. See Note B for disclosures of our discontinued operations.

Cash flows from futures, forwards, options and swaps that are accounted for as hedges are included in the same category as the cash flows from the related hedged items in our Consolidated Statements of Cash Flows.

See Notes C and D for more discussion of our fair value measurements and risk management and hedging activities using derivatives.

Property, Plant and Equipment
Our properties are stated at cost, including AFUDC.  Generally, the cost of regulated property retired or sold, plus removal costs, less salvage, is charged to accumulated depreciation.  Gains and losses from sales or retirement of nonregulated properties or an entire operating unit or system of our regulated properties are recognized in income. Maintenance and repairs are charged directly to expense.

The interest portion of AFUDC represents the cost of borrowed funds used to finance construction activities.  We capitalize interest costs during the construction or upgrade of qualifying assets. Capitalized interest is recorded as a reduction to interest expense. The equity portion of AFUDC represents the capitalization of the estimated average cost of equity used during the construction of major projects and is recorded in the cost of our regulated properties and as a credit to the allowance for equity funds used during construction.

Our properties are depreciated using the straight-line method over their estimated useful lives.  Generally, we apply composite depreciation rates to functional groups of property having similar economic circumstances. We periodically conduct depreciation studies to assess the economic lives of our assets.  For our regulated assets, these depreciation studies are completed as a part of our rate proceedings or tariff filings, and the changes in economic lives, if applicable, are implemented prospectively when the new rates are billed.  For our nonregulated assets, if it is determined that the estimated economic life changes, the changes are made prospectively.  Changes in the estimated economic lives of our property, plant and equipment could have a material effect on our financial position or results of operations.

Property, plant and equipment on our Consolidated Balance Sheets includes construction work in process for capital projects that have not yet been placed in service and therefore are not being depreciated.  Assets are transferred out of construction work in process when they are substantially complete and ready for their intended use.

See Note E for disclosures of our property, plant and equipment.

Impairment of Goodwill and Long-Lived Assets, including Intangible Assets
We assess our goodwill and indefinite-lived intangible assets for impairment at least annually as of July 1. Our goodwill impairment analysis performed as of July 1, 2013, did not result in an impairment charge nor did our analysis reflect any reporting units at risk, and subsequent to that date, no event has occurred indicating that the implied fair value of each of our reporting units (including its inherent goodwill) is less than the carrying value of its net assets.

As a result of the decline in natural gas prices and its effect on location and seasonal price differentials, we performed an interim impairment assessment of our former energy services business’s goodwill balance as of March 31, 2012. As a result of that assessment, goodwill with a carrying amount of $10.3 million was written down to its implied fair value of zero, with a resulting impairment charge of $10.3 million recorded in 2012 earnings, which is included in income from discontinued operations. There were no impairment indicators for ONEOK Partners or for our former natural gas distribution business as the cash flows generated from each of these businesses are derived from predominately fee-based, nondiscretionary services. There were also no impairment charges resulting from our 2012 and 2011 annual impairment tests.

As part of our goodwill impairment test, we first assess qualitative factors (including macroeconomic conditions, industry and market considerations, cost factors and overall financial performance) to determine whether it is more likely than not that the fair value of each of our reporting units is less than its carrying amount. If further testing is necessary, we perform a two-step impairment test for goodwill. In the first step, an initial assessment is made by comparing the fair value of a reporting unit with its book value, including goodwill.  If the fair value is less than the book value, an impairment is indicated, and we must perform a second test to measure the amount of the impairment.  In the second test, we calculate the implied fair value of the goodwill by deducting the fair value of all tangible and intangible net assets of the reporting unit from the fair value determined in step one of the assessment.  If the carrying value of the goodwill exceeds the implied fair value of the goodwill, we will record an impairment charge.

To estimate the fair value of our reporting units, we use two generally accepted valuation approaches, an income approach and a market approach, using assumptions consistent with a market participant’s perspective.  Under the income approach, we use anticipated cash flows over a period of years plus a terminal value and discount these amounts to their present value using appropriate discount rates.  Under the market approach, we apply multiples to forecasted cash flows.  The multiples used are consistent with historical asset transactions.  The forecasted cash flows are based on average forecasted cash flows over a period of years.

As part of our indefinite-lived intangible asset impairment test, we first assess qualitative factors similar to those considered in the goodwill impairment test to determine whether it is more likely than not that the indefinite-lived intangible asset was impaired. If further testing is necessary, we compare the estimated fair value of our indefinite-lived intangible asset with its book value.  The fair value of our indefinite-lived intangible asset is estimated using the market approach. Under the market approach, we apply multiples to forecasted cash flows of the assets associated with our indefinite-lived intangible asset.  The multiples used are consistent with historical asset transactions.  After assessing qualitative factors, we determined that there were no impairments to our indefinite-lived intangible asset in 2013. There were also no impairment charges resulting from our 2012 and 2011 annual impairment tests.

We assess our long-lived assets, including intangible assets with finite useful lives, for impairment whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable.  An impairment is indicated if the carrying amount of a long-lived asset exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset.  If an impairment is indicated, we record an impairment loss equal to the difference between the carrying value and the fair value of the long-lived asset.  We determined that there were no asset impairments in 2013, 2012 or 2011.

For the investments we account for under the equity method, the impairment test considers whether the fair value of the equity investment as a whole, not the underlying net assets, has declined and whether that decline is other than temporary.  Therefore, we periodically reevaluate the amount at which we carry our equity method investments to determine whether current events or circumstances warrant adjustments to our carrying value.  We determined that there were no impairments to our investments in unconsolidated affiliates in 2013, 2012 or 2011.

Low natural gas prices and the relatively higher crude oil and NGL prices, compared with natural gas on a heating-value basis, have caused producers primarily to focus development efforts on crude oil and NGL-rich supply basins rather than areas with dry natural gas production, such as the coal-bed methane areas in the Powder River Basin.  The reduced coal-bed methane development activities and natural production declines in the dry natural gas formation of the Powder River Basin resulted in lower volumes available to be gathered.  While the reserve potential in the Powder River Basin still exists, future drilling and development will be affected by commodity prices and producers’ alternative prospects.  Bighorn Gas Gathering, in which ONEOK Partners owns a 49 percent equity interest, has operations in the coal-bed methane areas of the Powder River Basin. Due to declines in volumes gathered on Bighorn Gas Gathering’s system, ONEOK Partners tested its investment for impairment at December 31, 2013. The estimated fair value exceeded the carrying value; however, a decline of 10 percent or more in the fair value of ONEOK Partners’ investment in Bighorn Gas Gathering would result in a noncash impairment charge. ONEOK Partners was not able to estimate reasonably a range of potential future impairment charges, as many of the assumptions that would be used in its estimate of fair value are dependent upon events beyond its control. The carrying amount of ONEOK Partners’ investment as of December 31, 2013, was $87.8 million, which includes $53.4 million in equity method goodwill. ONEOK Partners estimated the fair value of its investment in Bighorn Gas Gathering using an income approach, which discounted the cash flows of ONEOK Partners investment’s underlying assets with a discount rate reflective of its cost of capital and estimated contract rates, volumes, operating and maintenance costs and capital expenditures.

A continued decline in coal-bed methane natural gas volumes in the coal-bed methane production areas of the Powder River Basin may reduce ONEOK Partners’ ability to recover the carrying value of its assets and equity investments in this area and could result in noncash charges to earnings. For ONEOK Partners’ other equity method investments with operations in the Powder River Basin with carrying values of approximately $204 million as of December 31, 2013, which includes approximately $130 million in equity method goodwill, ONEOK Partners did not identify current events or circumstances that warranted an impairment analysis or an adjustment to its carrying values. ONEOK Partners is not able to reasonably estimate a range of potential future charges, as many of the assumptions that would be used in a fair value model are dependent upon events such as commodity prices, producers’ drilling and production activity and effects of government regulations and policies.

Our impairment tests require the use of assumptions and estimates such as industry economic factors and the profitability of future business strategies.  If actual results are not consistent with our assumptions and estimates or our assumptions and estimates change due to new information, we may be exposed to future impairment charges.

See Notes E, F and O for our long-lived assets, goodwill and intangible assets and investment in unconsolidated affiliates disclosures.

Regulation
Our former natural gas distribution operations and ONEOK Partners’ intrastate natural gas transmission pipelines are subject to the rate regulation and accounting requirements of the OCC, KCC RRC and various municipalities in Texas. ONEOK Partners’ interstate natural gas and natural gas liquids pipelines are subject to regulation by the FERC.  In Kansas and Texas, natural gas storage may be regulated by the state and the FERC for certain types of services.   Oklahoma Natural Gas, Kansas Gas Service, Texas Gas Service and portions of the Natural Gas Liquids and Natural Gas Pipelines segments follow the accounting and reporting guidance for regulated operations.  During the rate-making process, regulatory authorities set the framework for what we can charge customers for our services and establish the manner that our costs are accounted for, including allowing us to defer recognition of certain costs and permitting recovery of the amounts through rates over time, as opposed to expensing such costs as incurred. Examples include costs for fuel and fuel losses, acquisition costs, and contributions in aid of construction. This allows us to stabilize rates over time rather than passing such costs on to the customer for immediate recovery.  Actions by regulatory authorities could have an effect on the amount recovered from rate payers.  Any difference in the amount recoverable and the amount deferred is recorded as income or expense at the time of the regulatory action.  A write-off of regulatory assets and costs not recovered may be required if all or a portion of the regulated operations have rates that are no longer:

•	established by independent, third-party regulators;

•	designed to recover the specific entity’s costs of providing regulated services; and

•	set at levels that will recover our costs when considering the demand and competition for our services.

In December 2013, the KCC approved a settlement agreement for the separation of our Kansas Gas Service natural gas distribution business to ONE Gas from ONEOK. The terms of the settlement agreement provided that amounts previously recorded as a regulatory asset related to ONEOK’s acquisition of Kansas Gas Service in 1997 would no longer be recovered in rates. As a result, the carrying amount of the regulatory asset was written off, and we recorded a noncash charge to income from discontinued operations of approximately $10.2 million in the fourth quarter 2013.

At December 31, 2013 and 2012, we recorded regulatory assets of approximately $383.6 million and $585.0 million, respectively, which are being recovered or are expected to be recovered as a result of various approved rate proceedings.  Of these amounts, the total regulatory assets related to our former natural gas distribution business were $376.8 million and $577.1 million at December 31, 2013 and 2012, respectively, which are included in assets of discontinued operations. The natural gas distribution balances included approximately $341.1 million and $499.4 million related to our pension and postretirement benefit plans at December 31, 2013 and 2012, respectively, which are discussed in Note M.  Regulatory assets for our continuing operations, which are reflected in other assets in our Consolidated Balance Sheets, are being recovered as a result of approved rate proceedings over varying time periods up to 40 years.

Pension and Postretirement Employee Benefits
We have defined benefit retirement plans covering certain full-time employees. We sponsor welfare plans that provide postretirement medical and life insurance benefits to certain employees who retire with at least five years of service.  Our actuarial consultant calculates the expense and liability related to these plans and uses statistical and other factors that attempt to anticipate future events.  These factors include assumptions about the discount rate, expected return on plan assets, rate of future compensation increases, age and employment periods.  In determining the projected benefit obligations and costs, assumptions can change from period to period and may result in material changes in the costs and liabilities we recognize.  See Note M for more discussion of pension and postretirement employee benefits.

We determine our overall expected long-term rate of return on plan assets based on our review of historical returns and economic growth models.

We determine our discount rates annually.  We estimate our discount rate based upon a comparison of the expected cash flows associated with our future payments under our pension and postretirement obligations to a hypothetical bond portfolio created using high-quality bonds that closely match expected cash flows.  Bond portfolios are developed by selecting a bond for each of the next 60 years based on the maturity dates of the bonds.  Bonds selected to be included in the portfolios are only those rated by Moody’s as AA- or better and exclude callable bonds, bonds with less than a minimum issue size, yield outliers and other filtering criteria to remove unsuitable bonds.

Income Taxes
Deferred income taxes are recorded for the difference between the financial statement and income tax basis of assets and liabilities and carryforward items, based on income tax laws and rates existing at the time the temporary differences are expected to reverse.  The effect on deferred taxes of a change in tax rates is deferred and amortized for operations regulated by the OCC, KCC, RRC and various municipalities in Texas, if, as a result of an action by a regulator, it is probable that the effect of the change in tax rates will be recovered from or returned to customers through future rates.  For all other operations, the effect is recognized in income in the period that includes the enactment date.  We continue to amortize previously deferred investment tax credits for ratemaking purposes over the period prescribed by the OCC, KCC, RRC and various municipalities in Texas.

We utilize a more-likely-than-not recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position that is taken or expected to be taken in a tax return.  We reflect penalties and interest as part of income tax expense as they become applicable for tax provisions that do not meet the more-likely-than-not recognition threshold and measurement attribute.  During 2013, 2012 and 2011, our tax positions did not require an establishment of a material reserve.

We file numerous consolidated and separate income tax returns with federal tax authorities of the United States and Canada, along with the tax authorities of several states.  There are no United States federal audits or statute waivers at this time. See Note N for additional discussion of income taxes.

Asset Retirement Obligations
Asset retirement obligations represent legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.  Certain long-lived assets that comprise our former natural gas distribution systems and ONEOK Partners’ natural gas gathering and processing, natural gas liquids and pipeline facilities are subject to agreements or regulations that give rise to an asset retirement obligation for removal or other disposition costs associated with retiring the assets in place upon the discontinued use of the assets. We recognize the fair value of a liability for an asset-retirement obligation in the period when it is incurred if a reasonable estimate of the fair value can be made.  We are not able to estimate reasonably the fair value of the asset retirement obligations for portions of our former natural gas distribution and ONEOK Partners’ assets because the settlement dates are indeterminable given the expected continued use of the assets with proper maintenance. We expect our former natural gas distribution and ONEOK Partners’ pipeline assets, for which we are unable to estimate reasonably the fair value of the asset retirement obligation, will continue to operate as long as natural gas supply and demand for natural gas and natural gas liquids exists. Based on the widespread use of natural gas for heating and cooking activities by residential users and electric-power generation by commercial users, as well as use of natural gas liquids by the petrochemical industry, we and ONEOK Partners expect supply and demand to exist for the foreseeable future.

For our assets where we are able to make an estimate, the fair value of the liability is added to the carrying amount of the associated asset, and this additional carrying amount is depreciated over the life of the asset.  The liability is accreted at the end of each period through charges to operating expense.  If the obligation is settled for an amount other than the carrying amount of the liability, we will recognize a gain or loss on settlement.  The depreciation and accretion expense are immaterial to our consolidated financial statements.

In accordance with long-standing regulatory treatment, ONEOK Partners and our former natural gas distribution business collect, through rates, the estimated costs of removal on certain regulated properties through depreciation expense, with a corresponding credit to accumulated depreciation and amortization. These removal costs collected through our rates include costs attributable to legal and nonlegal removal obligations; however, the amounts collected that are in excess of these nonlegal asset-removal costs incurred are accounted for as a regulatory liability for financial reporting purposes. Historically, with the exception of the regulatory authority in Kansas, the regulatory authorities that have jurisdiction over our regulated operations have not required us to quantify or disclose this amount; rather, these costs are addressed prospectively in depreciation rates and are set in each general rate order. We have made an estimate of our regulatory liability using current rates since the last general rate order in each of our jurisdictions; however, for financial reporting purposes, significant uncertainty exists regarding the future disposition of this regulatory liability, pending, among other issues, clarification of regulatory intent. We continue to monitor the regulatory requirements, and the liability may be adjusted as more information is obtained.  We record the estimated asset removal obligation in noncurrent liabilities in other deferred credits on our Consolidated Balance Sheets.  To the extent this estimated liability is adjusted, such amounts will be reclassified between accumulated depreciation and amortization and other deferred credits and therefore will not have an impact on earnings.

Contingencies
Our accounting for contingencies covers a variety of business activities, including contingencies for legal and environmental exposures.  We accrue these contingencies when our assessments indicate that it is probable that a liability has been incurred or an asset will not be recovered and an amount can be estimated reasonably.  We expense legal fees as incurred and base our legal liability estimates on currently available facts and our estimates of the ultimate outcome or resolution. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than the completion of a remediation feasibility study.  Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable.  Actual results may differ from our estimates resulting in an impact, positive or negative, on earnings.  See Note Q for additional discussion of contingencies.

Share-Based Payments	We expense the fair value of share-based payments net of estimated forfeitures. We estimate forfeiture rates based on historical forfeitures under our share-based payment plans.
Earnings per Common Share
Basic EPS is calculated based on the daily weighted-average number of shares of common stock outstanding during the period.  Diluted EPS is calculated based on the daily weighted-average number of shares of common stock outstanding during the period plus potentially dilutive components.  The dilutive components are calculated based on the dilutive effect for each quarter.  For fiscal-year periods, the dilutive components for each quarter are averaged to arrive at the fiscal year-to-date dilutive component.

Recently Issued Accounting Standards Update
Recently Issued Accounting Standards Update - In July 2013, the FASB issued ASU 2013-10, “Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes,” which allows an entity to designate the Fed Funds Effective Swap rate (also known as the Overnight Index Swap rate, or OIS rate, in the United States) as a benchmark interest rate for hedge accounting purposes in addition to the interest rates on direct Treasury obligations of the United States government and LIBOR. In addition, this guidance removes the restriction on using different benchmark interest rates for similar hedges. This guidance was effective prospectively for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013. We adopted this guidance with our September 30, 2013, Quarterly Report, and it did not impact materially our financial position or results of operations. See Note D for additional disclosures.

In February 2013, the FASB issued ASU 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income,” which requires presentation in a single location, either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source.  We adopted this guidance with our March 31, 2013, Quarterly Report, and it did not impact our financial position or results of operations. See Note J for additional disclosures.

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-lived Intangible Assets for Impairment,” which allows companies to perform a “qualitative” assessment to determine whether further impairment testing of indefinite-lived intangible assets is necessary.  Under the revised standard, an entity is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the entity determines that it is more likely than not that the asset is impaired.  An entity has the option to bypass the qualitative assessment and perform the quantitative impairment test for any indefinite-lived intangible assets in any period.  We adopted this guidance for our annual assessments beginning in July 2013, and it did not impact our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” which increases disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging. New disclosures are required to enable users of financial statements to understand significant quantitative differences in balance sheets prepared under GAAP and International Financial Reporting Standards related to the offsetting of financial instruments, including derivatives. The existing GAAP guidance allowing balance sheet offsetting remains unchanged. This guidance was effective for interim and annual periods beginning on January 1, 2013, and was applied retrospectively for all comparative periods presented. The adoption of this guidance beginning with our March 31, 2013, Quarterly Report did not affect our financial condition, results of operations or cash flows.

Accounting Standards Update 2013-10 [Member]
Entity [Line Items]
New Accounting Pronouncement or Change in Accounting Principle, Description	In July 2013, the FASB issued ASU 2013-10, “Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes,” which allows an entity to designate the Fed Funds Effective Swap rate (also known as the Overnight Index Swap rate, or OIS rate, in the United States) as a benchmark interest rate for hedge accounting purposes in addition to the interest rates on direct Treasury obligations of the United States government and LIBOR. In addition, this guidance removes the restriction on using different benchmark interest rates for similar hedges. This guidance was effective prospectively for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013. We adopted this guidance with our September 30, 2013, Quarterly Report, and it did not impact materially our financial position or results of operations. See Note D for additional disclosures.
Accounting Standards Update 2013-02 [Member]
Entity [Line Items]
New Accounting Pronouncement or Change in Accounting Principle, Description	In February 2013, the FASB issued ASU 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income,” which requires presentation in a single location, either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source. We adopted this guidance with our March 31, 2013, Quarterly Report, and it did not impact our financial position or results of operations. See Note J for additional disclosures.
Accounting Standards Update 2012-02 [Member]
Entity [Line Items]
New Accounting Pronouncement or Change in Accounting Principle, Description	In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-lived Intangible Assets for Impairment,” which allows companies to perform a “qualitative” assessment to determine whether further impairment testing of indefinite-lived intangible assets is necessary. Under the revised standard, an entity is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the entity determines that it is more likely than not that the asset is impaired. An entity has the option to bypass the qualitative assessment and perform the quantitative impairment test for any indefinite-lived intangible assets in any period. We adopted this guidance for our annual assessments beginning in July 2013, and it did not impact our financial position or results of operations.
Accounting Standards Update 2011-11 [Member]
Entity [Line Items]
New Accounting Pronouncement or Change in Accounting Principle, Description	In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” which increases disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging. New disclosures are required to enable users of financial statements to understand significant quantitative differences in balance sheets prepared under GAAP and International Financial Reporting Standards related to the offsetting of financial instruments, including derivatives. The existing GAAP guidance allowing balance sheet offsetting remains unchanged. This guidance was effective for interim and annual periods beginning on January 1, 2013, and was applied retrospectively for all comparative periods presented. The adoption of this guidance beginning with our March 31, 2013, Quarterly Report did not affect our financial condition, results of operations or cash flows.